UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2006

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-13817	11-2908692
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

11615 North Houston Rosslyn
Houston, Texas	77086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 931-8884

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 3, 2006, the registrant acquired substantially all of the Hydraulic Well Control business of Oil States International, Inc. (“HWC”). In connection with the consummation of the acquisition of HWC, the Company previously filed the audited combined balance sheets of the HWC as of December 31, 2004 and 2003, the related audited combined statements of operations, stockholder equity, and cash flows for each of the three years in the period ended December 31, 2004, and the unaudited combined financial statements for the nine months ended September 30, 2005 and 2004. The registrant hereby updates that financial information by including as exhibits 99.1 and 99.2 to this report, which exhibits are incorporated herein by this reference, the following: (i) audited combined balance sheets of HWC as of December 31, 2005 and 2004, and the related combined statements of operations, stockholder equity and cash flows for each of the three years in the period ended December 31, 2005 and (ii) unaudited pro forma condensed financial information as of and for the year ended December 31, 2005.

Item 9.01 Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited combined balance sheets of the Hydraulic Well Control business of Oil States International, Inc. as of December 31, 2005 and  2004, and the related statements of operations, stockholder equity, and cash flows for each of the three years in the period ended December 31, 2005.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed consolidated balance sheet of Boots & Coots International Well Control, Inc., as of December 31, 2005 and the related unaudited pro forma condensed consolidated income statement for the year ended December 31, 2005.

(c)	Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

23.1	Consent of UHY Mann Frankfort Stein & Lipp CPAs, LLP

23.2	Consent of Ernst & Young LLP

99.1
Audited combined balance sheets of the Hydraulic Well Control business of Oil States International, Inc. as of December 31, 2005 and 2004, and the related statements of operations, stockholder equity, and cash flows for each of the three years in period ended December 31, 2005.

99.2
Unaudited pro forma condensed consolidated balance sheet of Boots & Coots International Well Control, Inc., as of December 31, 2005 and the related unaudited pro forma condensed consolidated income statement for the year ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

Date: October 3, 2006	By:	/s/ Gabriel Aldape
Gabriel Aldape
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

23.1	Consent of UHY Mann Frankfort Stein & Lipp CPAs, LLP

23.2	Consent of Ernst & Young LLP

99.1
Audited combined balance sheets of the Hydraulic Well Control business of Oil States International, Inc. as of December 31, 2005 and 2004, and the related statements of operations, stockholder equity, and cash flows for each of the three years in period ended December 31, 2005.

99.2
Unaudited pro forma condensed consolidated balance sheet of Boots & Coots International Well Control, Inc., as of December 31, 2005 and the related unaudited pro forma condensed consolidated income statement for the year ended December 31, 2005.